UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2013

Firstin Wireless Technology, Inc.

(Exact name of registrant as specified in its charter)

Passionate Pet, Inc.

(Former name of registrant)

Nevada	333-171041	27-4135824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Rene-Levesque Blvd. West, Suite 2500, Montreal, QC H3B2K4
(Address of principal executive offices) (Zip Code)

631-624-2331
(Registrant’s telephone number, including area code)

27702 Crown Valley Parkway, Suite D-4 #185, Ladera Ranch, CA 92694
(Former Address of principal executive offices) (Zip Code)

Copies to:

Harold P.Gewerter, Esq.

Harold P. Gewerter, Esq. Ltd.

5536 S. Ft. Apache #102

Las Vegas, NV 89148

(702) 382-1714

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2013, Firstin Wireless Technology, Inc.(Nevada) (formerly Passionate Pet, Inc.) closed on an exchange agreement to purchase 100% of the outstanding shares of Firstin Wireless Technology, Inc. a Canadian corporation in exchange for 57,500,000 common shares of Firstin (Nevada).  Firstin (Canada)  is now a wholly-owned subsidiary of Firstin (Nevada) and Firstin (Nevada) has acquired the business and operations of Firstin (Canada). The Exchange Agreement contains customary representations, warranties, and conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2013

Firstin Wireless Technology, Inc.

By:	/s/ Andre Beauchesne
Andre Beauchesne
Chief Executive Officer